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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 2002



                         WEATHERFORD INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      1-13086                 04-2515019
(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)          Identification No.)

         515 Post Oak Boulevard, Suite 600
                  Houston, Texas                       77027-3415
      (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (713) 693-4000

                                       N/A
          (Former name or former address, if changes since last report)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

          On June 26, 2002, Weatherford International, Inc. (the "Company") completed a corporate reorganization of the Company resulting in its change in domicile from Delaware to Bermuda under the name Weatherford International Ltd. In conjunction therewith, the Company is issuing the press release attached hereto as Exhibit 99.1. The press release is incorporated in this report by reference.

          Pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Weatherford International Ltd.'s common shares, par value $1.00 per share, are deemed registered under Section 12(b) of the Exchange Act.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)   Exhibits

                Exhibit No.             Description
                -----------             -----------

                   99.1                 Press Release dated June 26, 2002



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WEATHERFORD INTERNATIONAL, INC.



                                         By:    /s/ Burt M. Martin
                                                --------------------------------
                                         Name:  Burt M. Martin
                                         Title: Senior Vice President,
                                                General Counsel and Secretary

Date:  June 26, 2002


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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

   99.1                 Press release dated June 26, 2002